Exhibit 99.2

Compuware Corp.	CPWR	Acquisition of Gomez, Inc. by Compuware Corporation Call	Oct. 7, 2009
Company▲	Ticker▲	Event Type▲	Date▲

MANAGEMENT DISCUSSION SECTION

Operator:  Hello, and welcome to the Compuware Teleconference. At the request of Compuware this conference is being recorded for instant replay purposes. At this time, I would like to turn the conference over to Ms. Lisa Elkin, Vice President of Communications and Investor Relations for Compuware Corporation. Ms. Elkin, you may begin.

Lisa Elkin, Vice President, Investor Relations and Communications

Thank you very much, Kent, and good morning, ladies and gentlemen. Thank you for dialing in to learn more about how Compuware and Gomez are joining forces to optimize application performance across the Enterprise and the Internet.

On the call today are Compuware President and Chief Operating Officer Bob Paul, Gomez Chief Executive Officer and President Jaime Ellertson; Compuware Executive Vice President and Chief Financial Officer Laura Fournier, Compuware Vice President of Strategy and Product Line Development, Mark Hillman, and Kim King, Vice President of Strategic Alliances for Compuware.

Certain statements made during this conference call that are not historical facts, including those regarding the Company’s future plans, objectives, and expected performance are forward-looking statements within the meaning of the federal securities laws. These forward-looking statements represent our outlook only as of the date of this conference call. While we believe any forward-looking statements we have made are reasonable, actual results could differ materially since the statements are based on our current expectations and are subject to risks and uncertainties.

These risks and uncertainties are discussed in the Company’s reports filed with the Securities and Exchange Commission. You should refer to and consider these factors when relying on such forward-looking information. The Company does not undertake and expressly disclaims any obligation to update or alter its forward-looking statements, whether as a result of new information, future events, or otherwise except as required by applicable law.

For those of you who do not have a copy, I will begin by summarizing the press release. Bob will then discuss the details of the pending acquisition and its strategic significance. We will then open the call to your questions. If you would like to follow along with Bob’s discussion, you can download his presentation at www.compuware.com\gomez. Again, that is www.compuware.com\gomez.

Compuware to acquire Gomez. Category front runners unite to deliver the first unified solution for optimizing application performance across the Enterprise, Internet delivery chain. Compuware and Gomez today announced the signing of a definitive agreement for Compuware to acquire privately held Gomez Inc.

Compuware is the world’s leading application performance management software company, and Gomez is the leader in web application experience management. The $295 million cash acquisition is expected to close in November of 2009.

Headquartered in Lexington, Massachusetts, Gomez employs 272 people around the world. Substantially all of these employees, including the leadership team, are expected to remain with Compuware after the close of the transaction.

With the addition of Gomez, which delivers its offering through a software as a service model to Compuware SaaS revenue, Compuware becomes the world’s leading SaaS infrastructure management provider. SaaS continues to become a more desirable way to acquire software due to a lower cost of ownership and faster, easier adoption and maintenance.

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Compuware Corp.	CPWR	Acquisition of Gomez, Inc. by Compuware Corporation Call	Oct. 7, 2009
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The completion of the transaction is subject to customary government approvals and the satisfaction of other customary conditions.

I will now turn the call over to Bob. Bob?

Bob Paul, President and Chief Operating Officer

Thanks, Lisa. Today marks an historic day for Compuware investors, customers, and employees. Our definitive agreement to acquire Gomez undeniably fulfills Compuware’s stated strategy of becoming the best company in the world at optimizing application performance. With Compuware’s application performance management leadership in the Enterprise and Gomez’s clear leadership position across the Internet, we will deliver an unprecedented value proposition.

This agreement and the people, technology, and customers on both sides of it squarely positions Compuware for breakout growth and category dominance. Our competitors can’t message to the value we’ll provide, much less deliver it.

I am also personally thrilled that the Gomez team, including its outstanding leadership group, will remain with Compuware. In the last few years, Gomez has made remarkable achievements, and we look forward to working with them to dominate the application performance management marketplace.

To help you understand the dynamics that make this agreement a strong growth opportunity, please open the presentation on today’s agreement starting on slide three.

More and more, business critical applications are moving from behind the four walls of the Enterprise and onto the Internet. This dynamic depends optimal application performance to drive brand image, customer loyalty, and revenue. If the applications that drive your business are on the Internet, and this is true of almost every Enterprise today, they had better perform.

Combined, Compuware and Gomez will offer C-level business and IT executives a unified dashboard that provides a view of application performance across the Enterprise and Internet. The dashboard will also give IT operations leadership the ability to see and prevent application performance problems before they occur. With Compuware and Gomez, business will see problems, find problems, and fix problems across the Enterprise and the Internet before their customers do.

With already existing integration and the SaaS delivery model, the combined solution will feature rapid time to value, ease of use, and real-time answers -- everything IT and business executives need. Combined with Compuware’s existing SaaS offerings, this agreement positions us as a leader in SaaS infrastructure management solutions.

Moving onto slide four, you’ll see the details of the transaction. Gomez, the leader in web application performance management with $47 million in revenue during calendar 2008. The all-cash $295 million transaction is expected to close in calendar Q4. Substantially all of Gomez’s 272 employees are expected to remain with Compuware after the close. Gomez has a customer list 2,500 strong, featuring top brands like Google, Facebook, and Overstock.com.

Slide five gives a bit more context to this agreement. Businesses are experiencing a revolution that demands they move their most important applications beyond the firewall. Here is why.

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Compuware Corp.	CPWR	Acquisition of Gomez, Inc. by Compuware Corporation Call	Oct. 7, 2009
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Global workforces and customer bases demand immediate and easy access to information and applications. To drive competitive advantage in global revenue, companies don’t have the luxury of homogeneous environments and centralized control.

Mobile device growth is staggering. Research from IDC says that the mobile phone sales grew 27% in 2008 reaching more than 1.25 billion units. Industry research from Gartner recently said that by 2011, more than 50% of Fortune 500 companies will interact directly with their customers via mobile devices. Collaborative application environments continue to grow. When you look at a webpage, for example, you are really looking at a composite application with more than 15 different sources. And, finally, economic and business pressures dictate agile, less expensive models like server virtualization and cloud computing.

Successfully navigated, these dynamics promise increased competitiveness, but they also dramatically increase complexity in highly visible and revenue sensitive environments.

Slide six illustrates how the application delivery chain has expanded. Historically, large corporations have deployed point product application performance management monitoring tools to ensure internal users get the performance they demand. Compuware set a new standard for application performance in this environment by providing a unified, actionable view of application performance from the end-user perspective.

Slide seven shows how optimal application performance becomes more important than ever before as businesses’ most important applications connect the Internet to the Enterprise data center. Organizations must optimize performance, not just behind the firewall, but also across geographies, devices, third-party providers. This complex challenge requires a new solution.

One small example on slide eight illustrates the typical challenges behind a retail banking transaction. A customer uses an iPhone to check her account balances. As she accesses the bank’s webpage, components are served up by content delivery networks at four different locations. The components converge through the mobile carrier’s cell tower to display on the device. As the customer logs in, a third-party identity verification service validates the password and allows her through. Data moves from the tower onto the carrier’s network to a major ISP and onto the Internet backbone. The data moves into the Enterprise data center, where account information is pulled from the database and pushed back through the entire chain to the customer.

The complexity is staggering, and the economic drivers for application performance are greater than ever before. If performance isn’t optimal and the problem isn’t immediately isolated and resolved, well, we all see the headlines – brand value diminishes, customer loyalty wanes, and revenues decrease.

As this dynamic applies across every industry – moving to slide nine – you can see how today’s announcement will deliver what businesses need to optimize application performance across the Enterprise and the Internet. The two most important points to make are that the value is so compelling and the solution is so easy to articulate and understand.

On slide 10, the first pillar of our solution, visibility across both the Enterprise and the Internet. This is the only way to understand how customers experience applications -- visibility at every point along the application delivery chain.

On slide 11, our second pillar, a unified dashboard. To understand the performance of applications, how they are supporting your business and your customers, business and IT executives need a single, unified view. Compuware and Gomez will deliver an integrated perspective of how applications are performing, with role-specific views providing actionable insight to business executives, IT leadership, and IT operations teams.

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Compuware Corp.	CPWR	Acquisition of Gomez, Inc. by Compuware Corporation Call	Oct. 7, 2009
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On slide 12, you will see the third pillar of our solution – real-time, deep drive troubleshooting, and resolution. Once -- or better yet. before -- an interruption in service emerges, you need to identify and isolate the problem area and direct the right resources to address it. Compuware and Gomez will provide detailed, actionable information to prevent and fix these problems.

Moving to slide 13, you will see that many companies offer narrow, keyhole views into the performance of specific components or processes. Our industry has been characterized by many point solutions for different areas of the application delivery chain. These offers just don’t cut it.

On slide 14, you again see what businesses need – full optimization across the entire application delivery chain. By moving to slide 15, you can see that today’s agreement changes the game. While other players have fragmented solutions, only Compuware and Gomez can optimize application performance across the Enterprise and the Internet.

Slide 16 illustrates that this market presents a massive opportunity for Compuware. According to industry analyst firm Forrester, this will be an $18.5 billion market by 2013, and this estimate doesn’t fully yet account for the dynamics like cloud computing, virtualization, and other servicing utility models that will accelerate in the coming years.

In summary, on slide 17, you can see again how today’s announcement primes Compuware for strong growth. The way that business applications serve internal and public customers is in the midst of a massive change. Businesses need a solution for optimizing application performance across the Enterprise and the internet. Only Compuware and Gomez will deliver a unified view of application performance across those two environments, combined with deep dive troubleshooting capabilities to empower IT and business leadership to protect brand perception, revenue streams, and customer satisfaction.

In closing, let me say that the Compuware 2.0 strategy is working. We said that we would double down where we are best in the world, optimizing application performance. We have made significant progress in achieving this vision for market leadership, and today’s announcement will ensure that we dominate this category.

As another example of the strength of our strategy, in a couple of weeks, I look forward to a positive second quarter earnings call on October 22, when we’ll provide details on another achievement in our Compuware 2.0 transformation -- how we have surpassed analyst estimates for Q2.

Lisa?

Lisa Elkin, Vice President, Investor Relations and Communications

Thank you very much, Bob. Ladies and gentlemen, we will now be happy to take your questions.

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Compuware Corp.	CPWR	Acquisition of Gomez, Inc. by Compuware Corporation Call	Oct. 7, 2009
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QUESTION AND ANSWER SECTION

Operator:  Great. Thank you. [Operator Instructions] And our first question then comes from the line of Rafferty Capital Markets -- the line of Kirk Materne. Please go ahead.

Oh, and I’m sorry, we lost that line. [Operator Instructions] We’re going to go then to the line of David Rudow with Thrivent Financial. Please go ahead.

<Q>: Good morning, everyone.

<A – Laura Fournier>: Hi, David.

<A – Bob Paul>: Hi, David.

<Q>: What is the impact -- or how dilutive do you think the transaction will be? And then what’s the impact on cash flows in the first year?

And then what’s your outlook on the second year, once the deal closes?

<A – Laura Fournier>: For the first year, David, I think the operative word is break even. I think on cash flow, we’ll basically still do the $200 million that we’ve talked about. And on the operations themselves, it’s right around breakeven.

What’s going to throw it the other way is the amortization that we’re going to have to take on some of this purchase price. So from that perspective, it will be dilutive from the amortization perspective, which I’m estimating to be about five million a quarter. But from straight operations for fiscal ‘10, it will be dilutive, and then we’ll start seeing the upswing in fiscal ‘11.

<Q>: Okay. And then in terms of CapEx, this business, does it increase the levels of CapEx once the deal closes. I mean, how capital intensive is it, I guess, at the end of the day?

<A – Laura Fournier>: I don’t think it’s – it’s not capital intensive at all.

<Q>: Okay.

<A – Laura Fournier>: And I don’t think that anything will change in any significant way there.

<A – Bob Paul>: Just to add on to that, David, the SaaS operating model is a great model that can leverage high growth with very little commensurate capital expenditures, which we’re obviously very excited about.

<Q>: And then in the first year, what percent of revenues -- so if you look at trailing 47 million in fiscal ‘08 -- what percent of revenues will be written down from the deferred write-down?

<A – Laura Fournier>: It’s really pretty small, because their time to – for installation is very short. And we haven’t calculated the exact number, but it’s very small -- much smaller than compared to another software product purchase that we’ve done in the past.

<Q>: Okay. And then what’s the deferred on the balance sheet right now?

<A – Laura Fournier>: I don’t have that number right now, David. I could get you that.

<Q>: Okay. And any reason why the company chose to be bought versus go public?

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Compuware Corp.	CPWR	Acquisition of Gomez, Inc. by Compuware Corporation Call	Oct. 7, 2009
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<A – Bob Paul>: Jaime, I’m going to turn that one over to you.

<A – Jaime Ellertson>: Sure. I think it’s easy. It’s the opportunity to accelerate our strategy and really take the dominant market leadership position here.

We have an opportunity -- when you put the deep dive Enterprise analysis and visibility, combine it with the deep dive Internet application analysis and visibility, and you become a space leader. A lot of people in that space today do it in the back-end. We certainly have some competitors in the front-end. But when you put the two together, provides unparalleled visibility and a management capability, optimization capability, as more and more applications move to the Internet.

So in our case, the ability to accelerate that market position, take clear leadership away, and see the vision realized is important. Obviously, the increased and very substantive sales reach is tremendously important to us in servicing our customers and reaching them.

And then it’s a valuable transaction for our shareholders. We’re a VC-based company. So in the end, when you can combine all of three of those and make sure that you are taking care of customers and employees, it’s really a positive transaction, and we’re excited about it.

<Q>: And one last question. After the deal closes what do you expect the cash to be on the balance sheet?

<A – Laura Fournier>: After the deal closes the cash on the balance sheet will be very low. We expected to use – right now we’re about – we have about $300 million to use for this acquisition, but given operating expenses – cash flow, and cash in the international areas, we expect to use our line of credit. I don’t think it will be more than 40 or $50 million at this point, and we do expect to pay that off rather quickly.

<Q>: And what percent of your current cash balance is offshore versus U.S.?

<A – Laura Fournier>: Maybe 15%.

<Q>: 15% is offshore?

<A – Laura Fournier>: Yes.

<Q>: Okay, okay. Thank you very much and congrats on the deal.

<A – Laura Fournier>: Thank you.

<A – Bob Paul>: Thanks David.

Operator:  Great. Thank you. And our next question comes from the line of Kirk Materne with Rafferty Capital. Please go ahead.

<Q – Kirk Materne>: Yeah. Sorry about that earlier. Congratulations on the deal. I guess maybe I’ll start with Bob just in terms of go-to-market and in terms of strategy around that, I assume is Gomez going to operate on a stand-alone basis in terms of go-to-market now and does that change over a period of time? Or I guess how are you thinking about that?

<A – Bob Paul>: Yeah. Two ways, really. We like the entrepreneurial, agile go-to-market strength that Gomez has and we love the name that they have created in the marketplace and certainly the leadership team here is second to none. So, as far as operating independently, yes. But the immediate role that we have is to leverage the joint customer base and really vision and the compelling value that this creates across our joint customers. So you can imagine, very quickly we brief both sales organizations, we provide processes and operations to cross connect so we have a seamless solution that we can provide to our overlapping customers and each other’s customers and making it very, very easy for them to achieve this value proposition. Coming out of the gate we have already started working on integration processes where it makes sense without diluting the operational power of both organizations. So no distraction allowed while this is going on. Assuming that we get this done or closed early November, we’ll take those first two months to start those cross-selling activities and then build more formal processes in place starting January 1 to really help provide not only a unified view for our customers, but a unified sales force or at least a unified solution, I should say.

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Compuware Corp.	CPWR	Acquisition of Gomez, Inc. by Compuware Corporation Call	Oct. 7, 2009
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<Q – Kirk Materne>: Can you just give me an idea, Bob, I guess just in terms of the Vantage customers versus sort of Gomez? I mean, is there a lot of overlap there, is it -- do you have a lot of customers asking about a Gomez-like solution and that’s really where their opportunity? I am just kind of just trying to get an idea of where you guys are both positioned and how quickly some of those conversations can come up.

<A – Bob Paul>: Yes, it’s actually there is a -- the best way to characterize it is there is quite a bit of overlap of joint customers and we have some beta operations in place of the two solutions working together. But, remarkably, there is a large number of Fortune 200 companies that by jointly bringing them together we create either a Compuware opportunity and/or a Gomez opportunity.

As it relates to people asking questions, we have seen some of that but -- and here is part of the problem. Part of the problem is our customers really don’t think of solving this problem yet across their entire IT infrastructure and Internet Enterprise. They have typically been used to buying in components to solve performance management issues. And so part of the sell or part of the value is educating very quickly those very simple concepts and moving as many referenceable customers into the space as we possibly can in a very accelerated pace. So that’s really the first job. The second, I think, very substantial opportunity here is that we can provide a great platform for growth for Gomez in Europe, in South America, and then they also have a strong presence, as we do, in China. And so we can start to – we would expect to see rapid acceleration of that customer base over there.

<Q – Kirk Materne>: Okay. Maybe just last question would be for Jaime. Jaime, last time I think I spoke with you guys one of the big opportunities was clearly as more, I guess, businesses were built on a Software as a Service basis or some of these public clouds were coming to market there was a big opportunity for you all to sell into those kind of organizations. Just give me an idea of how that has been going over the last 12 months and sort of what you see in that particular part of the market?

<A – Jaime Ellertson>: Yeah, Kirk, I think it is if anything accelerated, right? All applications in our eyes are ultimately moving to leverage the Internet. Whether it’s the network, whether you are building an application in the network, or simply just reaching out to touch your customer, the Internet is a household word virtually worldwide. And so as people move on to the Internet with applications or build new applications, they have to embrace that component environment – multi-component environment, a globally distributed environment, an environment that is supported by hundreds of different links, and ultimately things like an end-user device, which may be a mobile phone in the back of a taxi, as Bob talked about with the business example, or a desktop in New York City.

That environment, though, is connected back ultimately often to a mainframe or a set of servers behind a firewall somewhere. And so the opportunity to be able to now for the first time instrument, measure, manage, and optimize that entire end-to-end delivery chain is unbelievable.

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Compuware Corp.	CPWR	Acquisition of Gomez, Inc. by Compuware Corporation Call	Oct. 7, 2009
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And so Gomez has been growing and continues to grow at a very rapid pace. We signed a record number of customers in our Q2, which we announced over 100 new Enterprise customers. And the opportunity to have a broader capability, we think one of the deepest in the entire space, inside the firewall to see problems and understand them combined with the absolute largest Internet measurement network in the world puts customers in a unique position, puts us with the added Compuware scale and service delivery and sales teams in an enviable position by, I think, anybody in this space.

So we feel great about it. It’s a great opportunity. We have been doing good. I think our expectations are jointly to see acceleration.

<Q – Kirk Materne>: Great. Actually sorry last question for Laura, I got cut off earlier. Just – I am sure David asked it, but can you just say again, what the – if you did, what the impact from a dilution standpoint would be in the first year and then sort of what you are looking for, for fiscal 2011?

<A – Laura Fournier>: Okay. Again, for fiscal ‘10, it will be dilutive primarily because of our amortization that we are going to have to recognize on part of this purchase price. From an operation standpoint, it is basically breakeven for FY ‘10 and then we start to see more positive impact in FY ‘11. The ‘11 numbers are – need to be worked yet. There are a lot of synergies that we have to work on. Right now, we are definitely seeing a positive effect over and above the amortization.

On a cash flow basis, we expect, we still expect around 200 million this year for FY ‘10 with the combined group. And just one other thing, I took a few minutes here to – David asked about the deferred number and I believe that Gomez’s deferred revenue is right around, in mid-20s.

<Q – Kirk Materne>: Great. Thanks very much and congrats on the acquisition.

<A – Laura Fournier>: Thank you. indiscernible

<A – Bob Paul>: Thanks, Kirk.

Operator:  Thanks. [Operator Instructions] And we go to the line of Kevin Liu with B. Riley Company. Please go ahead.

<Q – Kevin Liu>: Hi, thanks for taking my question. Most of my questions have been answered, but I guess the one remaining one is Gomez’s growth has definitely been strong even through the first half of this year. Was wondering what the current environment looks like in that market, specifically if they have seen some acceleration in growth or at least pipeline activity as we move through the latter half of the year?

<A – Jaime Ellertson>: Yes, I think we are a private company, but as you know we are in registration with the SEC, so that the policy has been not to make forward comments. I think, as we’ve discussed when we’ve met with our analysts in past quarters, the fourth quarter and the first quarter we were a little slowed in IT spending. But we saw a pickup and continue to see interest in the solution, had a record number of customers in Q2. We haven’t announced any Q3 numbers yet. But the general environment has gotten better throughout the year. And it’s been – we have seen it in results of not only customers in the US, but internationally as well. From China – the China market where we have announced substantive transactions like China Mobile to the U.S. where we’ve had very – increasingly more positive results as the year has moved along. So I’d say generally absolutely a positive upswing as the year’s move through and we continue to see that going forward.

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Compuware Corp.	CPWR	Acquisition of Gomez, Inc. by Compuware Corporation Call	Oct. 7, 2009
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<Q – Kevin Liu>: Again, and one other one that I think was addressed in the customer question earlier. But just wondering specifically how many of Compuware’s customers have already been asking specifically for this service. Whether you guys are being responsive to their request or if you are trying to get in front of the curve a little bit and go after this market.

<A – Bob Paul>: So if I understood correctly, the question was how many of our customers are asking for this capability. And although I don’t have exact numbers, I would say there is a significant amount of our customers that we’ve been addressing as best we can with our agentless solution. One of the things that has been frustrating for us is that, a couple years ago we came out in message and started solving the problem on the end-to-end application performance from the end-user perspective, which we think is the only perspective that matters, because it’s the point at which IT delivers value back to the business.

The challenge occurs is that everybody started messaging to that same solution and so we have seen rapid growth in some of the more differentiated components, including the agentless piece which allows us to at least look beyond the firewall, although not give us tremendous visibility once we’re beyond that firewall. So with this announcement we can now not only talk about the agentless solution, but a complete and really a differentiated value proposition that really changes what we mean by end-to-end. And so we would even see more customers asking for it if they actually considered that these kinds of solutions were available. And we think with this announcement and with a very disciplined execution from our sales, marketing, and delivery teams here over the next six months, we are not only going to have very strategic conversations with all of our joint customers, but obviously it provides great market opportunity.

<Q – Kevin Liu>: Great. Thanks a lot.

Operator:  Great. Thank you. And ladies and gentlemen, we will now conclude the question-and-answer portion of today’s call. I would like to turn the call back over to Lisa Elkin.

Lisa Elkin, Vice President, Investor Relations and Communications

Thank you. At this time, ladies and gentlemen, we will adjourn this conference call. Thank you very much for your time and interest in Compuware, and we hope you have a pleasant day.

Again, for more information about this announcement, please visit www.compuware.com\gomez. Thank you.

Operator:  Great. Thank you. And ladies and gentlemen this conference will be available for replay as well starting today, Wednesday, October 7, at 10:30 a.m. Eastern time. It will be available through next Wednesday, October 14, at midnight Eastern time. And you may access the AT&T Executive Playback Service by dialing 1-800-475-6701 within the U.S. or Canada, or from outside the U.S. or Canada please dial 320-365-3844 and then enter the access code of 118303.

Those numbers once again are 1-800-475-6701 for within the U.S. or Canada or 320-365-3844 from outside the U.S. or Canada. And again enter the access code of 118303. And that does conclude our conference for today. Thanks for your participation and for using AT&T’s executive teleconference. You may now disconnect.

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Compuware Corp.	CPWR	Acquisition of Gomez, Inc. by Compuware Corporation Call	Oct. 7, 2009
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Compuware

We make IT rock
around the world

gomez

Compuware to Acquire Gomez

Optimizing Application Performance
Across the Enterprise and Internet

Safe Harbor
Some of the comments we make today may be forward-looking
statements. These forward-looking statements represent our
outlook only as of the date of this presentation. While we
believe any forward-looking statements we make are
reasonable, actual results could differ materially since the statements are based on our current expectations and are
subject to risks and uncertainties. These risks and uncertainties are discussed in the company's reports filed with the Securities and Exchange Commission. You should refer to and consider
these factors when relying on such forward-looking information.

The Internet Is Your New Data Center
Optimizing Application Performance Across the Enterprise and Internet
• First and only unified view of Application
 Performance across the Enterprise and Internet
• Deep-dive troubleshooting and resolution across
 the Enterprise-Internet application delivery chain
• Establishes Compuware as the leading
 SaaS infrastructure management provider

Transaction Overview

Company
Gomez, Inc.
Focus
Web Application Performance
Management

2008 Revenue
$47M (44% y/y growth)

Offices
US, UK, Switzerland,
Germany, China
Purchase Amount
$295M Cash
Employees
272
Customers
2,500+

Customers: Globally Distributed

New Devices: Proliferating

Application Environments: Collaborative

We make IT rock around the world

Virtualization/Cloud Technologies: Exploding
The Internet is mission critical.
Application visibility and optimization of the customer
experience are more important than ever.

The Application Delivery
Chain has Expanded
Data Center
Internal
users
FROM THE ENTERPRISE…

Mobile
Components
Mainframe
App Servers
Storage
Middleware
Servers
Web Servers
DB Servers
Load
Balancers
Network

The Application Delivery Chain has Expanded

Compuware
We make IT rock around the world

Data Center
Internal
users
Internet
Customers
Content
Delivery
Networks
Major
ISPs
Local ISPs
Mobile
Carriers
3rd Party/
Cloud Services
FROM THE ENTERPRISE…
…TO THE INTERNET

Mobile
Components
Mainframe
App Servers
Storage
Middleware
Servers
Web Servers
DB Servers
Load
Balancers
Network

A Typical Transaction Illustrates the Business Challenge

Compuware

We make IT rock around the world

Banking customer in
Hong Kong accesses
their account through
an iPhone
The transaction
spans mobile
carriers and ISPs
Identity management
delivered from cloud
service provider
Back-end application
and database servers
provide customer
banking data
Several
different third
parties provide
components

Data Center
Internal
users
Internet
Customers

Content
Delivery
Networks
Major
ISP
Local ISP
Mobile
Carrier
3rd Party/
Cloud Services

Data Center
Internal
users
Internet
Customers
The Compuware-Gomez Solution
Mobile
Components
Mainframe
App Servers
Storage
Middleware
Servers
Web Servers
DB Servers
Load
Balancers
Network

Mainframe
Mobile Components
App Servers
Web Servers
Network
Middleware Servers
Load Balancers
Storage
DB Servers
3rd Party/ Cloud Services
Local ISP
Major ISP
Content Delivery Networks
Mobile Carrier

We make **IT** rock around the world 10

Visibility Across Both Enterprise and Internet
The Compuware-Gomez Solution

ers
Mainframe
Mobile Components
App Servers
Web Servers
Middleware Servers
Network
Storage
DB Servers
Load Balancers
3rd Party/ Cloud Services
Major ISP
Local ISP
Content Delivery Networks
Mobile Carrier

Compuware
We make **IT** rock around the world 11

Unified Dashboard

Mainframe
Mobile Components
App Servers
Web Servers
Middleware Servers
Network
Storage
DB Servers
Load Balancers
3rd Party/ Cloud Services
Major ISP
Local ISP
Content Delivery Networks
Mobile Carrier
ers

We make IT rock around the world 12

Unified Dashboard
Deep-dive Troubleshooting and Resolution

Data Center
Internal users
Internet
Customers
Mainframe
Mobile Components
App Servers
Web Servers
Network
Middleware Servers
Storage
Load Balancers
DB Servers
3rd Party/ Cloud Services
Major ISP
Local ISP
Content Delivery Networks
Mobile Carrier

Compuware
We make IT rock around the world 13

Current Fragmented Solutions Only
Illuminate Individual Links of the Chain

Data Center
Internal users
Internet
Customers
Mainframe
Mobile Components
App Servers
Web Servers
Middleware Servers
Network
Load Balancers
Storage
DB Servers
3rd Party/ Cloud Services
Local ISPs
Major ISPs
Content Delivery Networks
Mobile Carriers

Compuware
We make IT rock around the world 14

 Optimizing Application Performance Across the
Enterprise and Internet

Compuware / Gomez	IBM	HP	CA	BMC
Unified View across enterprise and Internet	●	○	○	○	○
Comprehensive data center visibility and deep dive analysis	●	◑	◕	◑	◑
Comprehensive Internet visibility and deep dive analysis	●	○	◔	◔	○
SaaS Delivery Model: Low TCO and Ease of Implementation	◕	○	○	○	○

Compuware
We make **IT** rock around the world

Competitive Position:
Application Performance Management

Managing IT Service Delivery and
Performance Across This Application Delivery
Chain Will Be an $18.5B Market by 2013*

*Forrester: Tech Horizons: The IT Management Software Market In 2013
Data Center
Internal
users
Internet
Customers
Content
Delivery
Networks
Major
ISP
Local ISP
Mobile
Carrier
3rd Party/
Cloud Services

Mobile
Components
Mainframe
App Servers
Storage
Middleware
Servers
Web Servers
DB Servers
Load
Balancers
Network

Summary:
Exponential Growth Opportunity

A fundamental shift is taking place

• Applications are increasingly distributed worldwide across the Enterprise and Internet
• Managing performance across this application delivery chain will be an $18.5B market opportunity by 2013
Compuware/Gomez first solution to optimize
application performance across the Enterprise and Internet

• Unified view of Application Performance across the Enterprise and Internet
• Deep-dive troubleshooting and resolution across the Enterprise-Internet application delivery chain
• Establishes Compuware as the leading SaaS infrastructure management provider
Optimal application performance is essential for protecting
brand reputation, revenues and customer satisfaction